UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):              January 31, 2013

Vishay Precision Group, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

     This Form 8-K/A, Amendment No. 1, is being filed to provide audited and unaudited historical financial statements of George Kelk Corporation (“Kelk”) and the related unaudited pro forma financial information of Vishay Precision Group, Inc. (the “Company”). As previously reported in the Company’s Current Report on Form 8-K filed on February 1, 2013 (the “Original Report”), the Company completed its acquisition of substantially all of the assets of Kelk pursuant to an Asset Purchase Agreement (the “Agreement”), dated as of December 18, 2012, by and among the Company; Vishay Precision Group Canada ULC, an indirectly wholly owned subsidiary of the Company; Kelk; and the other signatories thereto.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

  Attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference are (i) the audited financial statements and related notes of George Kelk Corporation as of and for the year ended April 30, 2012; and (ii) the unaudited condensed interim financial statements and related notes of George Kelk Corporation as of and for the nine month period ended January 31, 2013.

(b) Pro Forma Financial Information.

  Attached hereto as Exhibit 99.3 and incorporated herein by reference is the required unaudited pro forma financial information as of and for the year ended December 31, 2012.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditors as of and for the year ended April 30, 2012.
99.1	Audited financial statements and related notes of George Kelk Corporation as of and for the year ended April 30, 2012 and report of independent auditors.
99.2	Unaudited interim condensed financial statements and related notes of George Kelk Corporation as of and for the nine month period ended January 31, 2013
99.3	Unaudited pro forma consolidating financial statements as of and for the year ended December 31, 2012.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: April 16, 2013	By: /s/ William M. Clancy
	Name:	William M. Clancy
	Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditors as of and for the year ended April 30, 2012.
99.1	Audited financial statements and related notes of George Kelk Corporation as of and for the year ended April 30, 2012 and report of independent auditors.
99.2	Unaudited interim condensed financial statements and related notes of George Kelk Corporation as of and for the nine month period ended January 31, 2013
99.3	Unaudited pro forma consolidating financial statements as of and for the year ended December 31, 2012.